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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Peter S. Roddy, Chief Financial Officer of Pain Therapeutics, Inc. (the "Company"), hereby certify that to the best of my knowledge:

      1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002, and to which this certification is attached as Exhibit
            99.1 (the "Annual Report"), fully complies with the requirements of
            Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: March 17, 2003                          /s/ PETER S. RODDY
                                              ----------------------------------
                                              Peter S. Roddy,
                                              Chief Financial Officer